SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 13, 2005 (October 13, 2005)
WESCO International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14989	25-1723342

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive, Suite 700 Pittsburgh, Pennsylvania		15219

(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (412) 454-2200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On October 13, 2005, J. P. Morgan Trust Company, National Association (“Trustee”) submitted notices of redemption to the holders of WESCO Distribution’s 9 1/8% Senior Subordinated Notes due 2008 (CUSIP No. 95081Q AC 8) issued in 1998 (the “1998 Notes”), pursuant to the direction given by WESCO International (the “Company”) and WESCO Distribution, Inc. (“WESCO Distribution”) on September 26, 2005, that the Company and WESCO Distribution intend to exercise their rights under that indenture to redeem $199,790,000 in principal amount of the outstanding 1998 Notes. In accordance with the terms and conditions of the indenture, the redemption price for the 1998 Notes to be redeemed will be 101.521% of the principal amount of the notes to be redeemed plus accrued and unpaid interest to the redemption date. Following the redemption, there will be no 1998 Notes outstanding. The scheduled redemption date is October 29, 2005.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO INTERNATIONAL, INC.
Dated: October 14, 2005	By:	/s/ STEPHEN A. VAN OSS
Stephen A. Van Oss
Senior Vice President and Chief Financial and Administrative Officer